UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 9, 2012

OPTIMER PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33291	33-0830300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10110 Sorrento Valley Road, Suite C

San Diego, CA  92121

(Address of principal executive offices, including zip code)

(858) 909-0736

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                     Results of Operations and Financial Condition.

On May 10, 2012, Optimer Pharmaceuticals, Inc. (the “Company”) issued a press release announcing its unaudited financial results for the first quarter ended March 31, 2012.  A copy of this press release is attached hereto as Exhibit 99.1.

This information under this Item 2.02 and the exhibit hereto are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02                     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2012, at the 2012 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), the Company’s stockholders approved the Optimer Pharmaceuticals, Inc. 2012 Equity Incentive Plan (the “Plan”), under which a maximum of 4,154,235 shares of common stock are reserved for issuance pursuant to stock awards, plus any shares underlying outstanding stock awards that return to the share reserve, as further described in the Plan. The Plan had been previously approved, subject to stockholder approval, by the Board of Directors of the Company (the “Board”). The Plan became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 20, 2012. That summary and the foregoing description are qualified in their entirety by reference to the text of the Plan, which is filed as Exhibit 99.2 hereto and incorporated herein by reference.

Item 5.03                     Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 9, 2012, at the Annual Meeting the stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock of the Company to 150,000,000 shares from 75,000,000 shares (the “Certificate Amendment”). The Certificate Amendment had been previously approved, subject to stockholder approval, by the Board.  Following its approval at the Annual Meeting, on May 10, 2012, the Company filed the Certificate Amendment with the Secretary of State of the State of Delaware.  The Charter Amendment, effective May 10, 2012, is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07                     Submission of Matters to a Vote of Security Holders.

Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal 1 — Election of Directors

The following directors were elected to serve for three-year terms until the 2015 Annual Meeting of Stockholders and until their respective successors are elected and qualified.

Director Elected	Number of Shares Voted For	Number of Shares Voted Against or Withheld	Broker Non-Vote
Pedro Lichtinger	28,243,965	7,837,380	5,734,634
Henry A. McKinnell	28,271,122	7,810,223	5,734,634
Peter E. Grebow	28,213,287	7,868,058	5,734,634

Proposal 2 — Ratification of the Appointment of Ernst and Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

For	Against	Abstain	Broker Non-Vote
40,603,948	1,104,946	107,085	0

Proposal 3 — Approval, on and Advisory Basis, of the Compensation of the Company’s Named Executive Officers.

For	Against	Abstain	Broker Non-Vote
28,017,494	7,961,845	102,006	5,734,634

Proposal 4 — Approval and Adoption of the Optimer Pharmaceuticals, Inc. 2012 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Vote
23,888,557	12,132,979	59,809	5,734,634

Proposal 5 — Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Increase the Authorized Number of Shares of Common Stock to 150,000,000 Shares from 75,000,000 Shares.

For	Against	Abstain	Broker Non-Vote
30,404,598	10,910,190	501,187	0

Item 9.01                     Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Optimer Pharmaceuticals, Inc., as filed with the Secretary of State of the State of Delaware on May 10, 2012.
99.1	Press Release dated May 10, 2012.
99.2	Optimer Pharmaceuticals, Inc. 2012 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMER PHARMACEUTICALS, INC.

	By:	/s/ Kurt M. Hartman
Date: May 10, 2012		Kurt M. Hartman
General Counsel, Chief Compliance Officer, Senior Vice President, and Acting Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)